CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 33-43599, 333-47131 and 333-61035.

                                        /s/ ARTHUR ANDERSEN LLP

Phoenix, Arizona
October 18, 2000